UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2004

ICG COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-1-11965	84-1342022
(Commission File Number)	(IRS Employer Identification No.)
161 Inverness Drive West, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 424-1144 or (303) 414-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     At the special meeting of stockholders of ICG Communications, Inc. (the “Company”) held on October 15, 2004, holders of approximately 61% of the outstanding shares of the Company’s common stock approved and adopted the Agreement and Plan of Merger, dated as of July 19, 2004, by and among MCCC ICG Holdings LLC, MCCC Merger Corp. and the Company, which provides for the merger of MCCC Merger Corp. with and into the Company.

     The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits.

99.1 Press Release dated October 15, 2004

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2004	/s/ Richard E. Fish, Jr.
Richard E. Fish, Jr.
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

99.1      Press Release dated October 15, 2004